

<ARTICLE>                     5
<LEGEND>
This schedule contains summary financial information extracted from Swift Energy
Income Partners 1989-B, Ltd's balance sheet and statement of operations con-
tained in its Form 10-K for the year ended December 31, 1996 and is qualified in its entirety by reference to such financial statements.
</LEGEND>

<PERIOD-TYPE>                   YEAR
<FISCAL-YEAR-END>                              DEC-31-1996
<PERIOD-END>                                   DEC-31-1996
<CASH>                                         497,687
<SECURITIES>                                   0
<RECEIVABLES>                                  593,383
<ALLOWANCES>                                   0
<INVENTORY>                                    0
<CURRENT-ASSETS>                               1,211,499
<PP&E>                                         8,324,548
<DEPRECIATION>                                 (5,069,106)
<TOTAL-ASSETS>                                 4,602,323
<CURRENT-LIABILITIES>                          233,712
<BONDS>                                        0
<PREFERRED-MANDATORY>                          0
<PREFERRED>                                    0
<COMMON>                                       0
<OTHER-SE>                                     4,299,165
<TOTAL-LIABILITY-AND-EQUITY>                   4,602,323
<SALES>                                        2,061,614
<TOTAL-REVENUES>                               2,087,152
<CGS>                                          0
<TOTAL-COSTS>                                  1,053,855<F1>
<OTHER-EXPENSES>                               0
<LOSS-PROVISION>                               0
<INTEREST-EXPENSE>                             0
<INCOME-PRETAX>                                878,068
<INCOME-TAX>                                   0
<INCOME-CONTINUING>                            878,068
<DISCONTINUED>                                 0
<EXTRAORDINARY>                                0
<CHANGES>                                      0
<NET-INCOME>                                   878,068
<EPS-PRIMARY>                                  0
<EPS-DILUTED>                                  0

<F1>Includes lease operating expenses, production taxes and depreciation, depletion and amortization expense. Excludes general and administrative and interest expense.

